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                                                                      EXHIBIT 10


                 ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT

      This ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT (this "Agreement"), dated as of November 15, 2002, is entered into by and between Williams GP LLC, a Delaware limited liability company (the "Company"), WEG GP LLC, a Delaware limited liability company, ("New GP"), Williams Energy Partners L.P., a Delaware limited partnership (the "Partnership"), Williams Energy Services, LLC, a Delaware limited liability company ("WES") and Williams Natural Gas Liquids, Inc., a Delaware corporation ("WNGL"). Unless otherwise defined herein, any capitalized terms not defined in this Agreement shall have the meaning assigned such term in the Second Amended and Restated Agreement of Limited Partnership of Williams Energy Partners L.P. (the "Partnership Agreement").

                                    RECITALS

      WHEREAS, WES and WNGL own all of the outstanding limited liability company interests in the Company;

      WHEREAS, the Company is the sole general partner of the Partnership, and the sole owner of the General Partner Interest and Incentive Distribution Rights in the Partnership;

      WHEREAS, the Company also owns certain Limited Partner Interests in the Partnership;

      WHEREAS, WES, WNGL and the Company have determined that separation of the General Partner Interest and Incentive Distribution Rights owned by the Company from the Limited Partner Interests owned by the Company is in the best interest of WES, WNGL, the Company and the Partnership;

      WHEREAS, Section 4.6 of the Partnership Agreement provides that the General Partner Interest may be transferred if all, but not less than all, of such General Partner Interest is transferred to an Affiliate of the General Partner;

      WHEREAS, Section 4.7 of the Partnership Agreement provides that the Incentive Distribution Rights may be transferred without the consent of Unitholders to an Affiliate of the General Partner;

      WHEREAS, as an administrative convenience and in order to comply with the requirements of the Partnership Agreement, WES, WNGL and the Company have determined that the Company will transfer the General Partner Interest and Incentive Distribution Rights directly to New GP, a newly formed Affiliate of the Company that is owned by WES and WNGL in the same proportions as they own the Company, in lieu of (i) distributing the General Partner Interest and Incentive Distribution Rights to a newly formed holding company for WES' and

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WNGL's interests in the Company, and (ii) then contributing the General Partner
Interest and Incentive Distribution Rights to New GP as the holding company's wholly-owned subsidiary.

      NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the parties to this Agreement undertake and agree as follows:


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                                                                  EXECUTION COPY


                                    ARTICLE I

    ASSIGNMENT OF GENERAL PARTNER INTEREST AND INCENTIVE DISTRIBUTION RIGHTS

      1.1 Assignment by the Company to New GP. (a) WES and WNGL hereby approve the Company's transfer of the General Partner Interest and Incentive Distribution Rights to New GP in lieu of a distribution of the General Partner Interest to a newly-formed parent of the Company that would then contribute the General Partner Interest and Incentive Distribution Rights to New GP as its wholly-owned subsidiary. WES, WNGL and the Company each acknowledges the adequacy of the consideration received by it for the transfer of the General Partner Interest and Incentive Distribution Rights to New GP.

      (b) The Company hereby grants, distributes, transfers, assigns and conveys to New GP all right, title and interest in and to one hundred percent (100%) of the (i) General Partner Interest in the Partnership, being a two percent (2.0%) general partner interest and (ii) Incentive Distribution Rights in the Partnership, being all of the Incentive Distribution Rights of the Partnership, and New GP hereby accepts the General Partner Interest and Incentive Distribution Rights.

      1.2 Habendum. TO HAVE AND TO HOLD the General Partner Interest and Incentive Distribution Rights unto New GP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

      1.3 Opinion of Counsel. The Partnership acknowledges receipt of the Opinion of Counsel required in Section 4.6(c) of the Partnership Agreement.

      1.4 Further Assurances. From time to time after the date hereof, and without any further consideration, the Company, WES and WNGL shall execute, acknowledge and deliver all such additional assignments, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate more fully and effectively to assure New GP, its successors and assigns, all of the properties, rights, titles, interests, estates, remedies, powers and privileges by this Agreement granted to New GP with respect to the General Partner Interest and Incentive Distribution Rights or which are intended so to be and to more fully and effectively carry out the purposes and intent of this Agreement.

                                   ARTICLE II

                SUCCESSION OF GENERAL PARTNER OF THE PARTNERSHIP

      2.1 New GP as Successor General Partner of the Partnership. Effective upon the transfer of the General Partner Interest pursuant to Section 1.1 hereof and pursuant to Section 4.6 of the Partnership Agreement, New GP agrees to assume the rights and duties of the General Partner under the Partnership Agreement and to be bound by the provisions of the Partnership Agreement in accordance with Sections 4.6 and 10.3 of the Partnership Agreement, and New GP is, effective immediately prior to the transfer of General Partner Interest, admitted as a General


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Partner of the Partnership. New GP hereby agrees to continue the business of the
Partnership without dissolution.

      2.2 Withdrawal of the Company as General Partner of the Partnership. Effective upon the assignment of the General Partner Interest pursuant to
Section 1.1 hereof and immediately after the admission of New GP as the General Partner of the Partnership, and pursuant to Sections 10.3 and 11.1(a)(ii) of the Partnership Agreement, the Company hereby withdraws as a General Partner of the Partnership.

                                   ARTICLE III

            ASSUMPTION OF AND INDEMNIFICATION FOR CERTAIN LIABILITIES

      3.1 Assumption of Certain Liabilities and Obligations. In connection with the assignment of the General Partner Interest and the admission of New GP as General Partner of the Partnership, New GP hereby assumes and agrees to duly and timely pay, perform and discharge all liabilities and obligations of a general partner of the Partnership incurred from the date of this Agreement; provided, however, that such assumption by New GP is subject to the indemnification provided in Section 3.2 below.

      The Company hereby aggress to retain, pay, perform or discharge all liabilities and obligations as General Partner of the Partnership incurred prior to the date of this Agreement to the full extent that the Company, as General Partner, has been or would have been in the future, were it not for the execution of this Agreement, obligated to pay, perform and discharge.

      3.2 Indemnification of New GP. Upon the transfer of the General Partner Interest to New GP pursuant to Section 1.1 hereof, the Company hereby indemnifies, defends and holds harmless New GP from and against any and all claims, demands, costs liabilities and expenses (including court costs and reasonable attorney's fees) arising from or relating to any liability of New GP, whether as General Partner of the Partnership or pursuant to the assumption by New GP of liabilities and obligations of the Partnership pursuant to Section 3.1 hereof, for liabilities of the Partnership existing at the time of the assignment of the General Partner Interest to New GP pursuant to Section 1.1.

                                   ARTICLE IV

                     AMENDMENTS TO THE PARTNERSHIP AGREEMENT

      4.1 Amendments to the Partnership Agreement. In order further to implement this Agreement, New GP, as General Partner of the Partnership, having determined the following amendment would not adversely affect the Limited Partners (including any particular class of Partnership Interests as compared to other classes of Partnership Interests) in any material respect, hereby exercises its rights and powers to amend the Partnership Agreement without the approval of any Limited Partner or Assignee pursuant to Section 13.1(d)(i) of the Partnership Agreement. Pursuant to Section 13.1(d)(i) of the Partnership Agreement, references in the Partnership Agreement to the General Partner are hereby amended to the extent applicable, to refer to "WEG GP LLC and its successors and permitted assigns as general partner of the Partnership."


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                                    ARTICLE V

                                  MISCELLANEOUS

      5.1 Other Assurances. From time to time after the date hereof, and without any further consideration, each of the parties to this Agreement shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement.

      5.2 Costs. The Partnership shall pay all sales, use and similar taxes arising out of the contributions, assignments and deliveries to be made hereunder, and shall pay all documentary, filing, recording, transfer, deed and conveyance taxes and fees required in connection therewith.

      5.3 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. All references herein to Articles and Sections shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement, respectively. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word "including" following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation," "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

      5.4 Successors and Assigns. The Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective successors and assigns.

      5.5 No Third Party Rights. The provisions of this Agreement are intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other Person or confer upon any other Person any benefits, rights or remedies and no Person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

      5.6 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties to this Agreement.

      5.7 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof.

      5.8 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment

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shall be made and necessary provision added so as to give effect to the intention of the parties as expressed in this Agreement at the time of execution of this Agreement.

      5.9 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the parties hereto.

      5.10 Integration. This Agreement, together with the Partnership Agreement, supersedes all previous understandings or agreements between the parties, whether oral or written, with respect to its subject matter. This document, together with the Partnership Agreement, is an integrated agreement which contains the entire understanding of the parties. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement or the Partnership Agreement unless it is contained in a written amendment hereto or to the Partnership Agreement executed by the parties hereto after the date of this Agreement.


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            IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.


                            WILLIAMS GP LLC


                               By:  /s/ DON R. WELLENDORF
                                  --------------------------------------------
                               Name:    Don R. Wellendorf
                                    ------------------------------------------
                               Title: President and Chief Executive Officer
                                     -----------------------------------------


                            WEG GP LLC

                               By:  /s/ DON R. WELLENDORF
                                  --------------------------------------------
                               Name:    Don R. Wellendorf
                                    ------------------------------------------
                               Title: President and Chief Executive Officer
                                     -----------------------------------------

                            WILLIAMS ENERGY PARTNERS L.P.

                                  By:  Williams GP LLC, its general partner

                               By:  /s/ DON R. WELLENDORF
                                  --------------------------------------------
                               Name:    Don R. Wellendorf
                                    ------------------------------------------
                               Title: President and Chief Executive Officer
                                     -----------------------------------------


                            WILLIAMS ENERGY SERVICES, LLC

                               By:  /s/ PHILLIP D. WRIGHT
                                  --------------------------------------------
                               Name:    Phillip D. Wright
                                    ------------------------------------------
                               Title: President and Chief Executive Officer
                                     -----------------------------------------


                            WILLIAMS NATURAL GAS LIQUIDS, INC.

                               By:  /s/ PHILLIP D. WRIGHT
                                  --------------------------------------------
                               Name:    Phillip D. Wright
                                    ------------------------------------------
                               Title: Chairman of the Board, CEO and President
                                     -----------------------------------------